SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 2, 1999


                        PEACHES ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as specified in its charter)


          Florida                      0-12375                  59-2166041
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)        File No.)            Identification No.)


           1180 East Hallandale Beach Blvd., Hallandale, Florida   33009
               (Address of principal executive offices)          (Zip Code)


       Registrant's Telephone number, including area code: (954) 454-5554


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5

     The registrant's Report on Form 10-Q for the quarter ended October 2, 1999 had been scheduled to be filed on or before November 16, 1999. The registrant has been delayed in making such filing due to the implementation of upgrades to its financial accounting software for the purpose of making such software Y2K compliant. The registrant anticipates that the required filing will be made on or before December 30, 1999.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PEACHES ENTERTAINMENT CORPORATION
                                                     Registrant



                                          By:  /s/ Jason Wolk
                                             -----------------------------
                                             Executive Vice-President,
                                             Chief Financial Officer & Treasurer

Date: December 8, 1999